UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2011

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 15, 2011 (the Closing Date), UPC Germany HoldCo 2 GmbH (the Purchaser), our indirect subsidiary, acquired all of the outstanding shares of Kabel BW Musketeer GmbH (previously named Musketeer GmbH) (KBW Musketeer) pursuant to a Sale and Purchase Agreement dated March 21, 2011, among the Purchaser, Liberty Global Europe Holding BV, as guarantor, Liberty Global Holding BV, as secondary guarantor (each our indirect subsidiary) and Oskar Rakso S.à.r.l., as seller. KBW Musketeer is the parent company of Kabel BW GmbH (previously named Kabel BW Holding GmbH) (KBW), Germany’s third largest cable television operator in terms of number of subscribers.

At the Closing Date, KBW Musketeer and its subsidiaries had outstanding financial obligations as described below:

On March 31, 2011 (the Issue Date), KBW Musketeer (the Senior Notes Issuer) issued €680.0 million ($883.0 million) principal amount of 9.5% Senior Notes (the Senior Notes) and Kabel BW Erste Beteiligungs GmbH and Kabel Baden-Württemberg GmbH & CO. KG (the Original Co-Issuers) issued: (i) €800.0 million ($1,038.9 million) principal amount of 7.5% Senior Secured Notes (the Euro Senior Secured Notes), (ii) $500.0 million principal amount of 7.5% Senior Secured Notes (the Dollar Senior Secured Notes and together with the Euro Senior Secured Notes, the Senior Secured Fixed Rate Notes) and (iii) €425.0 million ($551.9 million) principal amount of Senior Secured Floating Rate Notes (the Senior Secured Floating Rate Notes and together with the Senior Secured Fixed Rate Notes, the Senior Secured Notes). The Senior Secured Notes and the Senior Notes are referred to together as the Notes. The Senior Secured Fixed Rate Notes mature on March 15, 2019 and the Senior Secured Floating Rate Notes mature on March 15, 2018. The Senior Notes mature on March 15, 2021.

The Senior Secured Notes and Senior Notes have been issued pursuant to two indentures (the Senior Secured Indenture and Senior Indenture, respectively), each dated the Issue Date, between, among others, the Senior Secured Notes Issuer (as defined below) and the Senior Notes Issuer (as applicable) and The Bank of New York Mellon, London Branch, as trustee. Following completion of a post-issuance reorganization by KBW Musketeer and its subsidiaries on August 31, 2011, KBW assumed the obligations of the Original Co-Issuers as issuer of the Senior Secured Notes (the Senior Secured Notes Issuer) pursuant to an accession agreement (the Accession Agreement) and supplemental indenture (the Supplemental Indenture) each dated August 31, 2011 and Kabel BW Erste Beteiligungs GmbH was released from its obligations as co-issuer of the Senior Secured Notes and concurrently provided a guarantee of the Senior Secured Notes.

The Senior Secured Fixed Rate Notes are non-callable until March 15, 2015 and the Senior Secured Floating Rate Notes are non-callable until March 15, 2012. The Senior Notes are non-callable until March 15, 2016. At any time prior to March 15, 2015, in the case of the Senior Secured Fixed Rate Notes or March 15, 2016, in the case of the Senior Notes, the Senior Secured Notes Issuer and the Senior Notes Issuer (as applicable), may redeem some or all of the Senior Secured Fixed Rate Notes and Senior Notes (as applicable), by paying a “make-whole” premium, which is the present value of all remaining scheduled interest payments using the discount rate (as specified in the Senior Secured Indenture and Senior Indenture, as applicable) as of the redemption date plus 50 basis points.

The Senor Secured Notes Issuer and the Senior Notes Issuer (as applicable), may redeem some or all of the Notes at the following redemption prices (expressed as a percentage of the principal amount), plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve month period commencing on March 15 of the years set out below:

Year	Senior Secured Fixed Rate Notes	Senior Secured Floating Rate Notes	Senior Notes
2012	N/A	101.000%	N/A
2013	N/A	100.000%	N/A
2014	N/A	100.000%	N/A
2015	103.750%	100.000%	N/A
2016	101.875%	100.000%	101.875%
2017	100.000%	100.000%	103.167%
2018	100.000%	100.000%	101.583%
2019	100.000%	N/A	100.000%
2020 and thereafter	N/A	N/A	100.000%

The foregoing description of the terms and conditions of the Notes does not purport and is not intended to be complete and is qualified in its entirety by reference to the full texts of the Senior Secured Indenture filed as Exhibit 4.1 hereto, the Accession Agreement filed as Exhibit 4.2 hereto, the Supplemental Indenture filed as Exhibit 4.3 hereto and the Senior Indenture filed as Exhibit 4.4 hereto.

Item 8.01 Other Events.

As part of the regulatory approval process for our acquisition of KBW Musketeer, we made certain commitments to address the regulator’s competition concerns as outlined below.

•      The digital free TV channels distributed by our subsidiaries, Unitymedia GmbH (Unitymedia) and KBW, will be distributed in unencrypted form commencing January 1, 2013.  This commitment is consistent with KBW’s current practice.

•      Effective January 1, 2012, Unitymedia and KBW will waive their exclusivity rights in access agreements with housing associations, so that other providers may offer competing services over their own networks.

•      Effective January 1, 2012, upon expiration of an access agreement with a housing association, Unitymedia or KBW, as applicable, will transfer the ownership rights to the in-building distribution network to the building owner or other party granting access.

•      A special early termination right will be granted with respect to certain of Unitymedia’s and KBW’s existing access agreements with the largest housing associations that cover more than 800 dwelling units and have a remaining term of more than three years.  The total number of dwelling units covered by the affected agreements is approximately 340,000.  The special termination right may be exercised in each calendar year up to the expiration of the current contract term and, if exercised, compensation will be paid to Unitymedia or KBW, as applicable, for their investments in modernizing the in-building network based on an agreed formula.  A list of the affected access agreements will be published on the website of Unitymedia or KBW, as applicable, from February 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name

4.1

Indenture dated March 31, 2011 between, among others, Kabel BW Erste Beteiligungs GmbH and Kabel Baden-Württemberg GmbH & Co. KG, as co-issuers, and The Bank of New York Mellon, London Branch as trustee (relating to the Senior Secured Notes).

4.2	Accession Agreement dated August 31, 2011 between the Kabel BW GmbH, Kabel BW Erste Beteiligungs GmbH and The Bank of New York Mellon, London Branch, as trustee (relating to the Senior Secured Notes).

4.3

Supplemental Indenture dated August 31, 2011 between the Kabel BW GmbH, Kabel BW Erste Beteiligungs GmbH and The Bank of New York Mellon, London Branch, as trustee (relating to the Senior Secured Notes).

4.4	Indenture dated March 31, 2011 between, among others, Kabel BW Musketeer GmbH and The Bank of New York Mellon, London Branch, as trustee (relating to the Senior Notes).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2011

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name

4.1

Indenture dated March 31, 2011 between, among others, Kabel BW Erste Beteiligungs GmbH and Kabel Baden-Württemberg GmbH & Co. KG, as co-issuers, and The Bank of New York Mellon, London Branch as trustee (relating to the Senior Secured Notes).

4.2	Accession Agreement dated August 31, 2011 between the Kabel BW GmbH, Kabel BW Erste Beteiligungs GmbH and The Bank of New York Mellon, London Branch, as trustee (relating to the Senior Secured Notes).

4.3

Supplemental Indenture dated August 31, 2011 between the Kabel BW GmbH, Kabel BW Erste Beteiligungs GmbH and The Bank of New York Mellon, London Branch, as trustee (relating to the Senior Secured Notes).

4.4	Indenture dated March 31, 2011 between, among others, Kabel BW Musketeer GmbH and The Bank of New York Mellon, London Branch, as trustee (relating to the Senior Notes).